Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Sujal Patel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Isilon Systems, Inc. for the three months ended March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Isilon Systems, Inc.

Dated: April 27, 2009	By:	/s/ SUJAL PATEL
	Name:	Sujal Patel
	Title:	President, Chief Executive Officer and Director
(Principal Executive Officer)